SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 6, 1999

                            RALLY'S HAMBURGERS, INC.
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               (Exact Name of Registrant as specified in Charter)

  DELAWARE                       0-17980                     62-121007
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(State or other                (Commission               (IRS Employer
 jurisdiction of                File Number)              Identification
 incorporation)                                           Number)

         14255 49TH STREET NORTH, BUILDING I, CLEARWATER, FLORIDA 33762
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               (Address of principal executive offices)      (Zip Code)

                                 (727) 518-2000
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               Registrant's telephone number, including area code)


           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

          Effective April 6, 1999, Richard A. Peabody, Vice President and Chief Financial Officer of Checkers Drive-In Restaurants, Inc. ("Checkers") since January 1998, was appointed Senior Vice President and Chief Financial Officer of Rally's Hamburgers, Inc. ("Rally's") to replace Joseph N. Stein, who resigned as Executive Vice President and Chief Financial Officer of Rally's and as Executive Vice President and Chief Administrative Officer of Checkers in order to pursue other career opportunities.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        RALLY'S HAMBURGERS, INC.

 APRIL  12, 1999                              By: /s/ JAMES T. HOLDER
 ---------------                                 ------------------------------
    (Date)                                        James T. Holder
                                                  Senior Vice President,
                                                  General Counsel and Secretary